UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
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EyeGate Pharmaceuticals, Inc.

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EYEGATE PHARMACEUTICALS, INC.
271 Waverley Oaks Road, Suite 108
Waltham, MA 02452
April 30, 2019
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of EyeGate Pharmaceuticals, Inc. (the “Annual Meeting”) to be held on Thursday, June 20, 2019 at 1:00 p.m. Eastern Time at the offices of Burns & Levinson LLP, 125 Summer Street, Boston, Massachusetts 02110. At the meeting, we will be voting on the matters described in this Proxy Statement.
We are using the Internet as our primary means of furnishing the proxy materials to our shareholders. This process expedites the delivery of proxy materials, materials remain easily accessible to shareholders, and shareholders receive clear instructions for receiving materials and voting.
We are mailing the Notice of Internet Availability of Proxy Materials to shareholders on or about April 30, 2019. The Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, are available at www.proxyvote.com.
The Notice of Internet Availability of Proxy Materials contains instructions for our shareholders’ use of this process, including how to access our Proxy Statement and 2018 Annual Report and how to vote, including online or by mail. To the extent you receive a proxy card, such proxy card will also contain instructions on how you may also vote by telephone. In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how you may (i) receive a paper copy of the Proxy Statement and the Company’s Annual Report on Form 10-K, if you received only a Notice of Internet Availability of Proxy Materials this year, or (ii) elect to receive your Proxy Statement and Annual Report only over the Internet, if you received them by mail this year.
If you are unable to attend the meeting, it is still important that your shares be represented and voted. Therefore, regardless of the number of shares you own, PLEASE VOTE THROUGH THE INTERNET, BY TELEPHONE OR BY MAIL. Any shareholder who attends the meeting may vote in person, even if he or she has voted through the Internet, by telephone or by mail.
The board of directors has fixed the close of business on April 25, 2019 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST TO RECEIVE PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. INSTRUCTIONS REGARDING THE METHODS OF VOTING ARE CONTAINED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.
Sincerely,
Stephen From
President and Chief Executive Officer

EYEGATE PHARMACEUTICALS, INC.
271 Waverley Oaks Road, Suite 108
Waltham, MA 02452
(781) 788-8869

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 20, 2019

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of EyeGate Pharmaceuticals, Inc. (the “Company”) will be held on Thursday, June 20, 2019, at 1:00 p.m. Eastern Time at the offices of Burns & Levinson LLP, 125 Summer Street, Boston, Massachusetts 02110 for the following purposes:
1.
The election of the director nominees as Class I Directors, nominated by the board of directors, for a three-year term, such term to continue until the annual meeting of stockholders in 2022 or until such directors’ successors are duly elected and qualified or until their earlier resignation or removal;

2.
The ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.
The approval of an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the shares of the Company’s Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-15, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined by the Board of Directors (the “Reverse Stock Split”);

4.
The approval of the issuance of up to 12,787,500 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) upon the conversion of shares of Series C Convertible Preferred Stock of the Company (the “Series C Preferred Stock”) issued in a securities offering completed in April 2018 in accordance with Nasdaq Listing Rules 5635(b) and (c); and

5.
Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The board of directors has fixed the close of business on April 25, 2019 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of our common stock at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Each of the items of business listed above is more fully described in the proxy statement that accompanies this notice.
In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.
The board of directors of EyeGate Pharmaceuticals, Inc. recommends that you vote “FOR” the election of the nominees of the board of directors as directors of EyeGate Pharmaceuticals, Inc., “FOR” the proposal to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm, “FOR” the proposal to approve the amendment of the Company’s Restated Certificate of Incorporation for the Reverse Stock Split and “FOR” the proposal to approve the issuance of up to 12,787,500 shares of Common Stock upon the conversion of shares of Series C Preferred Stock.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Thursday, June 20, 2019: The Proxy Statement and 2018 Annual Report to Stockholders, which includes the Annual Report on Form 10-K for the year ended December 31, 2018, are available at www.proxyvote.com.The Annual Report, however, is not part of the proxy solicitation material.
By order of the board of directors,
Stephen From
President and Chief Executive Officer
Waltham, Massachusetts
April 30, 2019
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST TO RECEIVE PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

EyeGate Pharmaceuticals, Inc.
Notice of 2019 Annual Meeting of Stockholders,
Proxy Statement and Other Information
Contents
i

EYEGATE PHARMACEUTICALS, INC.
271 Waverley Oaks Road, Suite 108
Waltham, MA 02452
(781) 788-8869

PROXY STATEMENT

Annual Meeting of Stockholders to Be Held on Thursday, June 20, 2019
This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of EyeGate Pharmaceuticals, Inc. (the “Company” or “we”) for use at the Annual Meeting of Stockholders of the Company to be held on June 20, 2019, at 1:00 p.m. Eastern Time at the offices of Burns & Levinson LLP, 125 Summer Street, Boston, Massachusetts 02110, and any adjournments or postponements thereof. You may obtain directions to the Annual Meeting at www.proxyvote.com. At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon:
1.
The election of the director Nominees as Class I directors, nominated by the board of directors (or the “board”), for a three-year term, such term to continue until the annual meeting of stockholders in 2022 or until such directors’ successors are duly elected and qualified or until their earlier resignation or removal;

2.
The ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.
The approval of an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the shares of the Company’s Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-15, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined by the Board of Directors (the “Reverse Stock Split”);

4.
The approval of the issuance of up to 12,787,500 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) upon the conversion of shares of Series C Convertible Preferred Stock of the Company (the “Series C Preferred Stock”) issued in a securities offering completed in April 2018 in accordance with Nasdaq Listing Rules 5635(b) and (c); and

5.
Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Under rules and regulations of the Securities and Exchange Commission, or SEC, instead of mailing a printed copy of our proxy materials to each shareholder of record or beneficial owner of our common stock, we are now furnishing proxy materials, which include our Proxy Statement and Annual Report, to our shareholders over the Internet and providing a Notice of Internet Availability of Proxy Materials by mail. The Notice of Internet Availability of Proxy Materials is first being mailed to stockholders of the Company on or about April 30, 2019, in connection with the solicitation of proxies for the Annual Meeting. The board of directors has fixed the close of business on April 25, 2019 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of record of common stock, par value $0.01 per share, of the Company (the “Common Stock”) at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were      shares of Common Stock outstanding and entitled to vote at the Annual Meeting. As of the Record Date, there were approximately      stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter properly submitted at the Annual Meeting.
The presence, in person or by proxy, of holders of at least a majority of the voting power of the outstanding shares of the Company entitled to vote generally in the election of directors is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy, properly deliver proxies via the

Internet or telephone, or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Consistent with applicable law, we intend to count abstentions and broker non-votes only for the purpose of determining the presence or absence of a quorum for the transaction of business. A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter. Applicable rules no longer permit brokers to vote in the election of directors if the broker has not received instructions from the beneficial owner. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares.
With respect to the election of Class I directors in Proposal 1, such directors are elected by a plurality of the votes cast if a quorum is present. Votes may be cast for the directors or withheld. In a plurality election, votes may only be cast in favor of or withheld from the nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. This means that the persons receiving the highest number of  “FOR” votes will be elected as a director. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger percentage of votes.
Approval of Proposal No. 2 regarding the ratification of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 requires the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on Proposal No. 2.
Approval of Proposal No. 3 regarding the approval of an amendment of the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the shares of the Company’s Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-15, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined by the Board of Directors, requires the affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote on such amendment. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against Proposal No. 3. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares on Proposal No 3.
Approval of Proposal No. 4 regarding the approval of the issuance of up to 12,787,500 shares of Common Stock upon the conversion of shares of Series C Preferred Stock issued in a securities offering completed in April 2018 in accordance with Nasdaq Listing Rules 5635(b) and (c) requires the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on Proposal No. 4.
The corporate actions described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.
You will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Instead, the Notice of Internet Availability of Proxy Materials will instruct you how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs you how you may submit your proxy via the Internet or mail. To the extent you receive a proxy card, such proxy card will also contain instructions on how you may also vote by telephone. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.
We encourage you to vote either online, by telephone or by completing, signing, dating and returning a proxy card or if you hold your shares through a brokerage firm, bank or other financial institution, by completing and returning a voting instruction form. This ensures that your shares will be voted at the Annual Meeting and reduces the likelihood that we will be forced to incur additional expenses soliciting proxies for the Annual Meeting.
Voting over the Internet, by telephone or mailing a proxy card will not limit your right to vote in person or to attend the Annual Meeting. Any record holder as of the Record Date may attend the Annual Meeting in person and may revoke a previously provided proxy at any time by: (i) executing and delivering a later-dated proxy to the corporate secretary at EyeGate Pharmaceuticals, Inc., 271 Waverley Oaks Road, Suite 108, Waltham, MA 02452; (ii) delivering a written revocation to the corporate secretary at the address above before the meeting; or (iii) voting in person at the Annual Meeting.
Beneficial holders who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution for information on how to do so. Beneficial holders who wish to attend the Annual Meeting and vote in person should contact their brokerage firm, bank or other financial institution holding shares of Common Stock on their behalf in order to obtain a “legal proxy”, which will allow them to vote in person at the meeting. Attendance at the Annual Meeting will not, by itself, revoke a proxy.
Our board of directors recommends an affirmative vote on all proposals specified in the notice for the Annual Meeting. Proxies will be voted as specified. If your proxy is properly submitted, it will be voted in the manner you direct. If you do not specify instructions with respect to any particular matter to be acted upon at the meeting, proxies will be voted in favor of the board of directors’ recommendations.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Thursday, June 20, 2019: The Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 are available at www.proxyvote.com. The Annual Report, however, is not part of the proxy solicitation material.

PROPOSAL 1
ELECTION OF DIRECTORS
The board of directors of the Company currently consists of eight members and is divided into three classes of directors, with three directors in Class I, three directors in Class II and two directors in Class III. Directors serve for three-year terms with one class of directors being elected by our stockholders at each annual meeting to succeed the directors of the same class whose terms are then expiring.
At the Annual Meeting, three Class I directors, nominated by the board of directors, will stand for election to serve until the 2022 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier resignation or removal.
At the recommendation of the nominating and corporate governance committee, the board of directors has nominated Mr. Paul Chaney, Dr. Bernard Malfroy-Camine and Mr. Steven J. Boyd for election as the Class I directors of the Company. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy “FOR” the election of Mr. Paul Chaney, Dr. Bernard Malfroy-Camine and Mr. Steven J. Boyd. The nominees have agreed to stand for election and, if elected, to serve as a directors. However, if any such person nominated by the board of directors is unable to serve or will not serve, the proxies will be voted for the election of such other person or persons as the nominating and corporate governance committee and the board of directors may recommend.
Vote Required
The affirmative vote of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the election of each of the nominees as a Class I director of the Company.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FOLLOWING NOMINEES OF THE BOARD OF DIRECTORS: Mr. Paul Chaney, Dr. Bernard Malfroy-Camine and Mr. Steven J. Boyd. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.
INFORMATION REGARDING DIRECTORS
Set forth below is certain information regarding the directors and director nominee of the Company based on information furnished to the Company by each director and director nominee. The biographical description below for each director and director nominee includes his age, all positions he holds with the Company, his principal occupation and business experience over the past five years, and the names of other publicly-held companies for which he currently serves as a director or has served as a director during the past five years. The biographical description below for each director and director nominee also includes the specific experience, qualifications, attributes and skills that led to the conclusion by the board of directors that such person should serve as a director of the Company. In addition to such specific information, we also believe that all of our directors and director nominee have a reputation for integrity, honesty and adherence to high ethical standards. Further, they have each demonstrated business acumen and an ability to exercise sound judgment as well as a commitment of service to the Company and our board.
The board of directors has determined that all the incumbent directors listed below are “independent” as such term is currently defined by applicable NASDAQ rules, except for Mr. Boyd, Mr. Greenleaf and Mr. From, who is also an executive officer of the Company.

The following information is current as of April 19, 2019, based on information furnished to the Company by each director:
Directors of EyeGate Pharmaceuticals, Inc.
Name	Age	Position with the Company	Director Since
Class I Directors – Term expires 2019; nominated to Serve a Term Expiring 2022
Paul Chaney*(3)	61	Chairman	September 2007
Bernard Malfroy-Camine*(1)(2)	66	Director	July 2012
Steven J. Boyd*	38	Director	May 2018
Class II Directors – Term expires 2020
Thomas E. Hancock(1)(3)	55	Director	January 2007
Praveen Tyle(1)(2)(3)	59	Director	June 2008
Morton F. Goldberg(2)	81	Director	October 2008
Class III Directors – Term expires 2021
Stephen From	55	President, CEO and Director	October 2005
Peter Greenleaf	47	Director	July 2018

*
Nominee for election

(1)
Member of the compensation committee

(2)
Member of the nominating and corporate governance committee

(3)
Member of the audit committee

Nominees for Election as Class I Directors — Term to expire 2022
Paul Chaney, Chairman of the Board, has served as a director since September 2007. He is co-founder, President & CEO of PanOptica, Inc, a private venture-backed biopharmaceutical company that licenses and develops drugs for the treatment of important ophthalmic conditions, and has held such positions since March 2009. Prior to founding PanOptica, Mr. Chaney was Executive Vice President and President of OSI-Eyetech Pharmaceuticals Inc., the wholly-owned eyecare biopharmaceutical subsidiary of OSI Pharmaceuticals, Inc. (OSI).. Prior to its acquisition by OSI,, Mr. Chaney served as Chief Operating Officer of Eyetech, Inc., where he was responsible for the launch of Macugen, the first anti-VEGF treatment for neovascular age-related macular degeneration (wet-AMD), and was part of the executive team which led Eyetech’s initial public offering in 2004. Mr. Chaney has over 30 years of experience in the biopharmaceutical and ophthalmic medical device industry, including a variety of senior management positions at Pharmacia Corporation. He began his career as a sales representative for The Upjohn Company in 1980. Mr. Chaney has also served as a member of the board of directors of Sesen Bio, Inc. (formerly Eleven Biotherapeutics, Inc.), a biologics company focusing on targeted protein therapeutics, from February 2014 to August 2018. Mr. Chaney earned a double BA in English and Biological Sciences from the University of Delaware.
We believe Mr. Chaney’s qualifications to sit on our board of directors include his executive leadership experience, including 20 years leading major ophthalmology businesses both in the U.S. and globally for both a large public pharmaceutical company and privately held start-ups. Mr. Chaney’s responsibilities have spanned commercial operations, manufacturing, regulatory, business development, non-clinical and clinical development functions. He was responsible for building and leading the commercial organizations responsible for the launches of major glaucoma and retina therapeutics, and commercializing the ophthalmic device business for Pharmacia Corporation.

Bernard Malfroy-Camine, PhD, Director, has served as a director since July 2012. He is a scientist-turned-entrepreneur with nearly 30 years of experience in biotechnology and drug discovery. Since May 2013, he has been President and CEO of ViThera Pharmaceuticals, Inc. He has also served as Director, Business Development US Operations at Voisin Consulting, Inc. (also known as Voisin Consulting Life Sciences) since September 2012. Since October 2008, Dr. Malfroy-Camine has also been Founder, President and CEO of MindSet Rx, Inc., a virtual company which is a continuation of Eukarion, Inc., a biotech company he had founded in 1991, and of which he was President and CEO. Dr. Malfroy-Camine has over 80 scientific publications and holds approximately 20 patents. He has a Master’s degree in Mathematics and Physics from Ecole Polytechnique (Paris) and a Ph.D. in Neurobiology from University Paris VI.
We believe Dr. Malfroy-Camine’s qualifications to sit on our board of directors include his executive leadership experience and his extensive experience in entrepreneurship, drug discovery and drug development.
Steven J. Boyd, Director, has served as a director since May 15, 2018. He is the Chief Investment Officer of Armistice Capital, a long-short equity hedge fund focused on the health care and consumer sectors based in New York City. Previously, Mr. Boyd had been a Research Analyst at Senator Investment Group, York Capital, and SAB Capital Management, where he focused on health care. Mr. Boyd began his career as an Analyst at McKinsey & Company. Mr. Boyd has served as a member of the board of directors of Cerecor Inc., an integrated biopharmaceutical company focused on pediatric healthcare, since April 2017. Mr. Boyd received a B.S. in Economics as well as a B.A. in Political Science from The Wharton School of the University of Pennsylvania.
We believe Mr. Boyd’s qualifications to sit on our board of directors include his experience in the capital markets and strategic transactions, and his focus on the healthcare industry.
Class II Directors — Term expires 2020
Thomas E. Hancock, Director, has served as a director since January 2007. He has over fifteen years of experience in the biopharmaceutical industry and equity capital markets. Since September 2004, he has been the Principal of Nexus Medical Partners, where he has been responsible for several investments, including A&G Pharmaceuticals Inc., Magellan Biosciences, Inc., and Panacos Pharmaceuticals, Inc. and a principal of Nexus Investment Company, a FINRA member. Prior to joining Nexus Medical Partners, Mr. Hancock was a Senior Equity Analyst and Managing Director at US Bancorp Piper Jaffray, covering both the biopharmaceutical and drug discovery tools markets. He has also held numerous positions at Genentech, Inc. and COR Therapeutics, Inc. Mr. Hancock has a BS in Molecular Biology and an MBA from UC Berkeley.
We believe Mr. Hancock’s qualifications to sit on our board of directors include his many years of biotech, investment banking and venture capital experience.
Praveen Tyle, PhD, Director, has served as a director since June 2008. Since May 2016, Dr. Tyle has served as Executive Vice President of Research and Development of Lexicon Pharmaceuticals. Dr. Tyle was previously a member of the executive management team at Osmotica Pharmaceutical Corp., serving as President and Chief Executive Officer from January 2013 through April 2016 and as Executive Vice President and Chief Scientific Officer from August 2012 to December 2012. He is also a member of the board of Orient EuroPharma Co., Ltd. of Taiwan. Dr. Tyle has nearly 30 years of experience in the pharmaceutical industry with the majority of his tenure in senior executive leadership positions in areas of research and development, manufacturing, quality, business development and operations. Prior to joining Osmotica Pharmaceutical Corp., Dr. Tyle served as Executive Vice President (from January 2012 to August 2012) and Chief Scientific Officer (from October 2011 to August 2012) for the United States Pharmacopeia, or USP. Prior to joining USP, Dr. Tyle from 2008 to 2011, served as the Senior Vice President and Global Head of Business Development and Licensing at Novartis Consumer Health from March 2009 to September 2011. At Novartis Consumer Health, Dr. Tyle also served as Senior Vice President & Global Head of Research and Development from March 2009 to February 2010. Dr. Tyle holds a doctorate in pharmaceutics and pharmaceutical chemistry from the Ohio State University and a BS in Pharmacy (honors) from the Institute of Technology, Banaras Hindu University in India.

We believe Dr. Tyle’s qualifications to sit on our board of directors include his executive research and development leadership experience and significant mergers and acquisitions and business development and licensing experience.
Morton F. Goldberg, MD, Director, has served as a director since October 2008. Since 2003 he has served as the Joseph E. Green Professor of Ophthalmology at the Wilmer Eye Institute, Johns Hopkins University School of Medicine, to which position he was appointed to in 2003. From 1989 to 2003 he served as the Director and William Holland Wilmer Professor of Ophthalmology at the Wilmer Eye Institute. Prior to this, he was a Professor and Chairman of the Department of Ophthalmology at the University of Illinois College of medicine in Chicago for nearly 20 years. Dr. Goldberg trained at Johns Hopkins as a resident and chief resident, and holds a joint appointment at the Johns Hopkins Applied Physics Laboratory. He is also a past President of the Association for Research in Vision and Ophthalmology, the Macula Society, and the Association of University Professors of Ophthalmology. Dr. Goldberg received his undergraduate degree with honors from Harvard College and his MD with honors from Harvard Medical School.
We believe Dr. Goldberg’s qualifications to sit on our board of directors include his extensive expertise in eye care. He is a board certified in ophthalmology and highly experienced in both research and clinical ophthalmology. He has served as academic department chairman for almost 40 years, and also served as Chief Editor of the Archives of Ophthalmology, an important scientific and clinical journal. He has recently completed 50 years of personal eye research as well as personal care of innumerable eye patients having diseases amenable to treatment by iontophoresis.
Class III Directors — Term expires 2021
Stephen From, President and Chief Executive Officer, has served as our President, Chief Executive Officer, and director since October 2005. Mr. From was formerly the Chief Financial Officer at Centelion SAS, an independent biotechnology subsidiary of Sanofi-Aventis. Prior to this, Mr. From spent several years as an investment banker specializing in the biotechnology and medical device sectors. He served as Director in the Global Healthcare Corporate and Investment Banking Group and Head of European Life Sciences for Bank of America Securities. Mr. From holds a BSc from the University of Western Ontario, an accounting diploma from Wilfred Laurier University and has qualified as a Chartered Accountant in Ontario, Canada.
We believe Mr. From’s qualifications to sit on our board of directors include his executive leadership experience, financial expertise and the knowledge and understanding he has gained from serving as our President and Chief Executive Officer since 2005.
Peter Greenleaf, Director, has served as a director since July 2018. Mr. Greenleaf has served as Chief Executive Officer and as a director of Aurinia Pharmaceuticals, a clinical stage biopharmaceutical company focused on developing and commercializing therapies to treat targeted patient populations that are impacted by serious diseases with a high unmet medical need, since April 2019. Mr. Greenleaf previously served as Chief Executive Officer of Sucampo Pharmaceuticals, Inc. from March 2014 through February 2018, and has been a member of the board of directors since March 2014. Mr. Greenleaf has served as a member of the board of directors of Cerecor, Inc. since May 2017 and served as its Chief Executive Officer since March 2018 through April 2019. From June 2013 to March 2014, Mr. Greenleaf served as Chief Executive Officer and a member of the board of directors of Histogenics Corporation, a regenerative medicine company. From 2006 to 2013, Mr. Greenleaf was employed by MedImmune LLC, the global biologics arm of AstraZeneca, where he most recently served as President. From January 2010 to June 2013, Mr. Greenleaf also served as President of MedImmune Ventures, a wholly owned venture capital fund within the AstraZeneca Group. Prior to serving as President of MedImmune, Mr. Greenleaf was Senior Vice President, Commercial Operations of the company, responsible for its commercial, corporate development and strategy functions. Mr. Greenleaf has also held senior commercial roles at Centocor Biotech, Inc. (now Jansen Biotechnology, Johnson & Johnson) from 1998 to 2006, and at Boehringer Mannheim G.m.b.H. (now Roche Holdings) from 1996 to 1998. Mr. Greenleaf currently chairs the Maryland Venture Fund Authority, whose vision is to oversee implementation of InvestMaryland, a public-private partnership to spur venture capital investment in the state. Mr. Greenleaf has served as chairman of the board of directors of BioDelivery Sciences International, Inc. since May 2018 and as a member of the board of directors of Antares Pharma, Inc. since December 2018. He is also a member of the board of directors of the Biotechnology Industry Organization (BIO), where he serves on the Governing Boards of the Emerging Companies and Health Sections. Mr. Greenleaf earned a M.B.A degree from St. Joseph’s University and a B.S. degree from Western Connecticut State University.
We believe Mr. Greenleaf’s qualifications to sit on our board of directors include his experience serving as an executive and board member in the pharmaceutical industry.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES
During the year ended December 31, 2018, our board of directors held 20 meetings. Each of the directors attended at least 75% of the total number of meetings of the board of directors and of the committees of which he was a member. The board of directors encourages directors to attend in person the Annual Meeting of Stockholders of the Company, or Special Meeting in lieu thereof, or, if unable to attend in person, to participate by other means, if practicable. In recognition of this policy, the board of directors typically schedules a regular meeting of the board of directors to be held on the date of, and immediately following, the Annual Meeting of Stockholders.
The non-employee directors meet regularly in executive sessions outside the presence of management. Mr. Chaney serves as the Chairman of the board of directors. Among other things, the Chairman provides feedback to the Chief Executive Officer on executive sessions and facilitates discussion among the independent directors outside of meetings of the board of directors. The Chief Executive Officer is responsible for the day-to-day management of our Company and the development and implementation of our Company’s strategy. Our board of directors currently believes that separating the roles of Chief Executive Officer and Chairman contributes to an efficient and effective board. Our board of directors does not have a current requirement that the roles of Chief Executive Officer and Chairman of the board be either combined or separated, because the board currently believes it is in the best interests of our Company to make this determination based on the position and direction of our Company and the constitution of the board and management team. From time to time, the board will evaluate whether the roles of Chief Executive Officer and Chairman of the board should be combined or separated. The board has determined that having separate roles of our Company’s Chief Executive Officer and Chairman is in the best interest of our stockholders at this time.
Independent Directors
Our board of directors is currently composed of eight members. Under the published listing requirements of NASDAQ, independent directors must comprise a majority of a listed company’s board of directors within twelve months of the completion of an initial public offering. All of the members of our board except for Mr. Boyd, Mr. Greenleaf and Mr. From qualify as independent directors in accordance with the published listing requirements of NASDAQ.
Classified Board
Our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are divided among the three classes as follows:
•
The Class I directors are Paul Chaney, Bernard Malfroy-Camine and Steven J. Boyd, and their terms expire at this Annual Meeting (and, if re-elected, the annual meeting of stockholders to be held in 2022).

•
The Class II directors are Thomas E. Hancock, Praveen Tyle and Morton F. Goldberg, and their terms will expire at the annual meeting of stockholders to be held in 2020; and

•
The Class III directors are Stephen From and Peter Greenleaf, and their terms expire at the annual meeting of stockholders to be held in 2021.

The authorized number of directors may be changed only by resolution of the board of directors. This classification of the board of directors into three classes with staggered three-year terms may have the effect of delaying or preventing changes in our control or management.
Role of Board in Risk Oversight Process
Our board of directors has responsibility for the oversight of the company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our board to understand the company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.
The audit committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The compensation committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The nominating and corporate governance committee manages risks associated with the independence of the board, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our board as a whole.
Corporate Governance
We believe our corporate governance initiatives comply with the Sarbanes-Oxley Act and the rules and regulations of the SEC adopted thereunder. In addition, we believe our corporate initiatives comply with the rules of the NASDAQ Capital Market. Our board of directors continue to evaluate our corporate governance principles and policies.
Our board of directors have adopted a code of business conduct that applies to each of our directors, officers and employees. The code addresses various topics, including:
•
compliance with applicable laws, rules and regulations;

•
conflicts of interest;

•
public disclosure of information;

•
insider trading;

•
corporate opportunities;

•
competition and fair dealing;

•
gifts;

•
discrimination, harassment and retaliation;

•
health and safety;

•
record-keeping;

•
confidentiality;

•
protection and proper use of company assets;

•
payments to government personnel; and

•
reporting illegal and unethical behavior.

The code of business conduct is posted on our website. Any waiver of the code of business conduct for an executive officer or director may be granted only by our board of directors or a committee thereof and must be timely disclosed as required by applicable law. The code of business conduct will implement whistleblower procedures that establish format protocols for receiving and handling complaints from employees. Any concerns regarding accounting or auditing matters reported under these procedures will be communicated promptly to the audit committee.

Board Committees
Our board of directors has established an audit committee, a compensation committee and nominating and corporate governance committee, each of which operate under a charter that has been approved by our board. The directors serving as members of these committees meet the criteria for independence under, and the functioning of these committees complies with, the applicable requirements of the Sarbanes-Oxley Act and SEC rules and regulations. In addition, we believe that the functioning of these committees complies with the rules of the NASDAQ Capital Market. Each committee has the composition and responsibilities described below.
Audit Committee
Our board of directors has established an audit committee, which is comprised of Thomas E. Hancock, Paul Chaney and Praveen Tyle, each of whom is a non-employee member of the board of directors. Thomas E. Hancock serves as the chair of the audit committee. The audit committee met four times during 2018. The audit committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships and the audits of our financial statements. Pursuant to the audit committee charter, the functions of the committee include, among other things:
•
appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•
overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

•
reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

•
monitoring our internal control over financial reporting and our disclosure controls and procedures;

•
meeting independently with our registered public accounting firm and management;

•
preparing the audit committee report required by SEC rules;

•
reviewing and approving or ratifying any related person transactions; and

•
overseeing our risk assessment and risk management policies.

All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC. Our board of directors has determined that Thomas E. Hancock is an “audit committee financial expert” as defined by applicable SEC rules. In addition, our board of directors has also determined that Mr. Hancock has the requisite financial sophistication under applicable NASDAQ rules and regulations.
Compensation Committee
Our board of directors has established a compensation committee, which is comprised of Thomas E. Hancock, Praveen Tyle and Bernard Malfroy-Camine. Praveen Tyle serves as the chair of the compensation committee. The compensation committee met four times during 2018. Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. Pursuant to the compensation committee charter, the functions of this committee include:
•
evaluating the performance of our chief executive officer and determining the chief executive officer’s salary and contingent compensation based on performance and other relevant criteria;

•
identifying the corporate and individual objectives governing the chief executive officer’s compensation;

•
in consultation with the chief executive officer, determining the compensation of our other officers;

•
making recommendations to our board with respect to director compensation;

•
reviewing and approving the terms of material agreements with our executive officers;

•
overseeing and administering our equity incentive plans and employee benefit plans;

•
reviewing and approving policies and procedures relating to the perquisites and expense accounts of our executive officers;

•
if and as applicable, furnishing the annual compensation committee report required by SEC rules; and

•
conducting a review of executive officer succession planning, as necessary, reporting its findings and recommendations to our board of directors, and working with the Board in evaluating potential successors to executive officer positions.

Our board of directors has determined that each of the members of the Compensation Committee is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and is an “outside director” as that term is defined in Section 162(m) of the United States Internal Revenue Code of 1986, as amended, or Section 162(m).
Governance Committee
Our board of directors has established a governance committee, which is comprised of Bernard Malfroy-Camine, Morton F. Goldberg and Praveen Tyle. Bernard Malfroy-Camine serves as the chair of the governance committee. The nominating and corporate governance committee met two times during 2018. Pursuant to the governance committee charter, the functions of this committee include, among other things:
•
identifying, evaluating, and making recommendations to our board of directors and our stockholders concerning nominees for election to our board, to each of the board’s committees and as committee chairs;

•
annually reviewing the performance and effectiveness of our board and developing and overseeing a performance evaluation process;

•
annually evaluating the performance of management, the board and each board committee against their duties and responsibilities relating to corporate governance;

•
annually evaluating adequacy of our corporate governance structure, policies, and procedures; and

•
providing reports to our board regarding the committee’s nominations for election to the board and its committees.

Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee is or has in the past served as an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

REPORT OF THE AUDIT COMMITTEE
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or any future filing with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed incorporated by reference into any such filing.
The undersigned members of the audit committee of the board of directors of the Company submit this report in connection with the committee’s review of the financial reports of the Company for the fiscal year ended December 31, 2018 as follows:
1.
The audit committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 31, 2018.

2.
The audit committee has discussed with representatives of EisnerAmper LLP the matters required to be discussed with them by applicable requirements of Public Company Accounting Oversight Board Auditing Standard No. 16.

3.
The audit committee has received the written disclosures and the letter from the independent accountant required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the Securities and Exchange Commission.
Submitted by the audit committee:
Thomas E. Hancock, Chairman
Paul Chaney
Praveen Tyle

EXECUTIVE OFFICERS
Biographical information regarding our executive officers is set forth below. Each executive officer is elected annually by our board and serves until his or her successor is appointed and qualified, or until such individual’s earlier resignation or removal.
Name	Age	Position
Stephen From	55	Chief Executive Officer and President
Barbara Wirostko	53	Chief Medical Officer
Michael Manzo	59	Vice President of Engineering
Stephen From, President and Chief Executive Officer — Please refer to “Proposal No. 1 — Election of Directors” section of this proxy statement for Mr. From’s biographical information.
Barbara Wirostko, Chief Medical Officer, was a co-founder of Jade, is a board certified ophthalmologist and a fellow of the American Academy of Ophthalmology. Since 2010, she has maintained an academic research and clinical practice with the University of Utah, Moran Eye Center, as a Clinical Adjunct Associate Professor in Ophthalmology and as an Adjunct Associate Professor of Bioengineering. She served as a Development Lead at Pfizer from 2006 to 2010, where she led a successful EU regulatory EMA filing for Xalatan in pediatric glaucoma and for which she and her team were recognized. Dr. Wirostko received her undergraduate degree at Cornell University, College of Arts & Sciences in microbiology and her medical degree at Columbia University, College of Physicians & Surgeons. She interned at Hackensack Medical Center in transitional medicine and completed her residency in ophthalmology at Columbia Presbyterian Medical Center. Dr. Wirostko was awarded a fellowship at The New York Hospital Cornell Medical Center in glaucoma.
Michael Manzo, Vice President of Engineering, has been with us since October 2006 and has served as Vice President of Engineering for the last seven years. Mr. Manzo has over 30 years of experience in product development and manufacturing in the medical device industry. Prior to working at EyeGate, Mr. Manzo held positions of President and Chief Operating Officer (2002 – 2006) at Jenline Industries, Ltd., which is now part of Helix Medical, LLC. He has been part of multiple start-up companies over the years, ranging in medical specialties from cardiology, radiology, urology and laparoscopic surgery. Mr. Manzo holds a Masters in Business Administration Degree from Suffolk University and a Bachelor of Science Degree in engineering from University of Massachusetts, Lowell.

EXECUTIVE COMPENSATION
We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012. As a result, we have elected to comply with the reduced disclosure requirements applicable to emerging growth companies in accordance with SEC rules. We had only three executive officers during the fiscal year ended December 31, 2018, Stephen From, our President and Chief Executive Officer, Barbara Wirostko, our Chief Medical Officer, and Michael Manzo, our Vice President of Engineering, who are our named executive officers.
Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers during our fiscal years ended December 31, 2018 and December 31, 2017.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards(2) ($)	Option Awards(2) ($)	All Other Compensation ($)	Total ($)
Stephen From, President and Chief Executive Officer	2018	400,000	100,000	427,500	72,000	—	999,500
	2017	400,000	200,000	91,200	183,750	—	874,950
Barbara Wirostko, Chief Medical Officer	2018	280,000	42,000	99,750	12,000	—	433,750
	2017	280,000	68,811	22,800	40,600	—	412,211
Michael Manzo, Vice President of Engineering	2018	250,000	65,625	99,750	12,000	—	427,375
	2017	250,000	75,000	—	55,100	—	380,100

(1)
The amounts in this column represent discretionary bonus payments granted by the board in the applicable fiscal year.

(2)
The amounts in this column represent the aggregate grant date fair value of option awards or stock awards granted to the officer in the applicable fiscal year, computed in accordance with FASB ASC Topic 718. See Note 10 to our consolidated financial statements included elsewhere in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards. In accordance with SEC rules, the grant date fair value of an award subject to performance conditions is based on the probable outcome of the conditions.

Narrative Disclosure to Compensation Tables
Employment Agreements
Stephen From
We originally entered into an amended and restated employment agreement with our President and Chief Executive Officer, Stephen From, effective as of April 28, 2006. Pursuant to this agreement, Mr. From received an annual base salary of  $275,078 and he was entitled to receive a bonus of up to 50% of his annual base salary for the applicable fiscal year, and which was $130,000 for the year ended December 31, 2014.
In February 2016, we entered into a second amended and restated employment agreement with Mr. From that became effective upon our listing on the NASDAQ Capital Market on July 31, 2015. Pursuant to this agreement, Mr. From currently receives an annual base salary of  $400,000 and is entitled to receive a bonus of up to 50% of his annual base salary for the applicable fiscal year.

On November 29, 2017, we entered into a Third Amended and Restated Employment Agreement with Mr. From. The restated agreement amended Mr. From’s employment agreement to, among other things, provide for a severance payment to Mr. From upon the occurrence of a Change of Control (as defined in the agreement) of the Company, with the payment amount to be determined based on the value of the transaction that results in the Change of Control, up to a maximum of 1.5% of the transaction value. Additionally, the restated agreement increases the benefits that would be realized by Mr. From upon termination by us without Cause or by Mr. From for Good Reason (as such terms are defined in the restated agreement) to include (i) 18 months of salary continuation payments, (ii) an amount equal to 1.5 multiplied by the performance bonus that would have been received in the year of termination, (iii) 18 months of COBRA subsidy payments, and (iv) 18 months of accelerated vesting of stock options and/or restricted stock awards that are unvested at the time of termination.
Barbara Wirostko
On March 7, 2016, we entered into an offer letter with our Chief Medical Officer, Barbara Wirostko. Pursuant to this letter, Dr. Wirostko receives an annual base salary of  $280,000, and she is entitled to receive a bonus of up to 30% of her annual base salary for the applicable fiscal year. Additionally, pursuant to the offer letter, Dr. Wirostko received a stock option to purchase 38,286 shares of our common stock, which will vest based on her continued employment with respect to one-third (1/3) of the underlying shares on the first anniversary of the grant date and ratably in monthly installments over the following 24 months.
Michael Manzo
In July 2014, our board of directors approved an amended and restated offer letter with Mr. Manzo that became effective upon our listing on the NASDAQ Capital Market on July 31, 2015. Pursuant to this letter, Mr. Manzo receives an annual base salary of  $250,000 and is entitled to receive a bonus of up to 30% of his annual base salary for the applicable fiscal year.
Change of Control
Each of our named executive officers is eligible to receive certain benefits in the event of a change in control or if his employment is terminated under certain circumstances, as described under “Potential Payments Upon Termination or Change in Control” below.
Equity Compensation
We grant stock options and restricted shares to our named executive officers as the long-term incentive component of our compensation program. Stock options allow employees to purchase shares of our Common Stock at a price per share equal to the fair market value of our Common Stock on the date of grant and may or may not be intended to qualify as “incentive stock options” for United States federal income tax purposes. In the past, our board of directors has determined the fair market value of our Common Stock based upon inputs including valuation reports prepared by third-party valuation firms. Generally, one third of the equity awards we grant vest on the first year anniversary, with the remainder vesting in equal monthly installments over 24 months, subject to the employee’s continued employment with us on the vesting date and our board of directors has discretion to provide that granted options will vest on an accelerated basis if a change of control of our company occurs, either at the time such award is granted or afterward.

Potential Payments Upon Termination or Change in Control
Stephen From
Pursuant to his employment agreement, if we terminate the employment of Stephen From without Cause or if he resigns for Good Reason, then he will be eligible to receive:
•
continued payment of base salary for 18 months;

•
a lump-sum cash payment equal to his 1.5 multiplied by the target bonus payment for the year in which the termination occurs; and

•
payment by us of the monthly premiums under COBRA for Mr. From for up to 18 months following the termination.

“Cause” means the officer’s unlawful or dishonest conduct, or a breach of any of his obligations made under his employment agreement, including, but to limited to, the confidentiality provisions.
“Good Reason” means a resignation after one of the following conditions has come into existence without the officer’s consent: (i) a material reduction in duties, authority or responsibility; (ii) a material reduction in annual base salary; (iii) a relocation of principal place of employment that increases his one-way commute by more than 50 miles; or (iv) a material breach by us of his employment agreement.
Upon a Change in Control, as defined in Mr. From’s employment agreement, Mr. From would receive a severance payment, with the payment amount to be determined based on the value of the transaction that results in the Change of Control, up to a maximum of 1.5% of the transaction value.
Barbara Wirostko
Pursuant to her offer letter, Dr. Wirostko resigns for Good Reason at any time, or if we terminate the employment of Dr. Wirostko after she has been employed by us for at least one year, including within 12 months following a Change in Control (as defined in Dr. Wirostko’s offer letter), then she will be eligible to receive:
•
continued payment of base salary for six months; and

•
a lump-sum cash payment equal to her target bonus payment for the year in which the termination occurs.

“Cause” means the officer’s unlawful or dishonest conduct, or a breach of any of her obligations made under her offer letter, including, but to limited to, obligations under a separate agreement relating to inventions, non-competition and non-solicitation.
“Good Reason” means a resignation after one of the following conditions has come into existence without the officer’s consent: (i) a material reduction in duties, authority or responsibility; (ii) a material reduction in annual base salary; (iii) a relocation of principal place of employment that increases her one-way commute by more than 50 miles; or (iv) a material breach by us of her offer letter.
Michael Manzo
Pursuant to his offer letter, if we terminate the employment of Michael Manzo without Cause or if he resigns for Good Reason, then he will be eligible to receive:
•
continued payment of base salary for six months; and

•
a lump-sum cash payment equal to his target bonus payment for the year in which the termination occurs.

“Cause” means the officer’s unlawful or dishonest conduct, or a breach of any of his obligations made under his offer letter, including, but to limited to, obligations under a separate agreement relating to inventions, non-competition and non-solicitation.

“Good Reason” means a resignation after one of the following conditions has come into existence without the officer’s consent: (i) a material reduction in duties, authority or responsibility; (ii) a material reduction in annual base salary; (iii) a relocation of principal place of employment that increases his one-way commute by more than 50 miles; or (iv) a material breach by us of his offer letter.
Change in Control Severance Plan
On November 27, 2017, we adopted the EyeGate Pharmaceuticals, Inc. Change in Control Severance Plan (the “Change in Control Severance Plan”). The Change in Control Severance Plan provides us with assurance that we will have the continued dedication of, and the availability of objective advice and counsel from, executives and other employees and promotes certainty and minimize potential disruption for our employees in the event we are faced with or undergo a change in control. All of our full-time employees are participants in the Change in Control Severance Plan, with the exception of Mr. From. Under the Change in Control Severance Plan, upon a termination of employment without Cause by us or for Good Reason by the employee (as such terms are defined in the Change in Control Severance Plan), in either case within six months following a Change in Control (as defined in the Change in Control Severance Plan), subject to the execution of a release of claims, our full-time employees (other than Mr. From) would be entitled to the following compensation and benefits:
•
a lump sum severance payment equal to three weeks of such employee’s then-effective base salary rate for each year of service completed by the employee, subject to the following minimum and maximum amounts:

•
for all participants that are executive officers or have the title of vice president or higher, a minimum amount equal to 26 weeks of base salary and a maximum amount equal to 52 weeks of base salary, and

•
for all other participants, a minimum amount equal to eight weeks of base salary and a maximum amount equal to 26 weeks of base salary;

•
a lump sum payment of the employee’s prorated annual incentive award for the year of termination, determined assuming achievement of target performance;

•
the payment of any annual incentive that has been earned but not yet paid in respect of any performance period that has concluded as of the executive officer’s termination of employment; and

•
payment of health insurance premiums under COBRA for six months following the date of termination, provided that all such premium payments will cease if the executive officer becomes entitled to receive health insurance coverage under another employer-provided plan.

In the event that any payments under the plan are subject to Section 280G of the Internal Revenue Code, such payments will be reduced, unless not reducing the amount would result in an after-tax benefit to the employee of at least 5% greater than the reduced amount. The Change in Control Severance Plan does not provide excise tax gross-ups on payments to participants.
Employee Benefits and Perquisites
Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees. We do not provide our named executive officers with perquisites or other personal benefits other than reimbursement of their healthcare premiums (prior to our offering health plans), as described in the Summary Compensation Table.

Outstanding Equity Awards at 2018 Fiscal Year-End
The following table shows certain information regarding outstanding equity awards held by our named executive officers as of December 31, 2018.
Generally, one-third of the options and shares of restricted stock granted to our named executive officers vest on the one-year anniversary of grant, with the remaining options or shares, as applicable, vesting monthly for two years thereafter, subject to our repurchase right in the event that the executive’s service terminates before vesting in such shares. For information regarding the vesting acceleration provisions applicable to the options held by our named executive officers, please see “Employment Agreements” above.
Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Vested	Number of Securities Underlying Unexercised Options (#) Unvested	Option Exercise Price ($)	Option Expiration Date
Stephen From	23-Jan-09	2,156	—	0.65	23-Jan-19
	23-Jan-09	278	—	0.65	23-Jan-19
	29-Jan-10	54,008	—	0.65	29-Jan-20
	25-Jun-10	34,672	—	0.65	25-Jun-20
	14-Jan-11	4,553	—	0.65	14-Jan-21
	14-Jan-11	47,438	—	0.65	14-Jan-21
	23-Dec-12	10,928	—	0.65	23-Dec-22
	19-Feb-15	3,642	—	6.00	19-Feb-25
	24-Feb-15	175,000	—	5.75	24-Feb-25
	28-Aug-15	50,000	—	3.59	28-Aug-25
	25-Jan-16	19,444	556(1)	1.70	25-Jan-26
	29-Mar-16	49,070	4,461(1)	3.05	29-Mar-26
	18-Jul-16	55,706	13,446(1)	2.42	18-Jul-26
	18-May-17	25,000	—	1.80	18-May-27
	21-Jun-17	62,500	62,500(1)	1.35	21-Jun-27
	28-Feb-18	—	150,000(1)	0.57	28-Feb-28
Barbara Wirostko	7-Mar-16	35,096	3,190(1)	3.80	7-Mar-26
	29-Mar-16	3,145	286(1)	3.05	29-Mar-26
	18-Jul-16	3,678	888(1)	2.42	18-Jul-26
	21-Jun-17	17,500	17,500(1)	1.35	21-Jun-27
	28-Feb-18	—	25,000(1)	0.57	28-Feb-28
Michael Manzo	23-Jan-09	268	—	0.65	23-Jan-19
	23-Jan-09	1,366	—	0.65	23-Jan-19
	29-Jan-10	6,885	—	0.65	29-Jan-20
	25-Jun-10	4,567	—	0.65	25-Jun-20
	14-Jan-11	1,366	—	0.65	14-Jan-21
	14-Jan-11	6,400	—	0.65	14-Jan-21
	23-Dec-12	10,928	—	0.65	23-Dec-22
	19-Feb-15	3,187	—	6.00	19-Feb-25
	24-Feb-15	50,000	—	5.75	24-Feb-25
	28-Aug-15	10,000	—	3.59	28-Aug-25
	25-Jan-16	4,861	139(1)	1.70	25-Jan-26
	29-Mar-16	11,008	1,001(1)	3.05	29-Mar-26
	18-Jul-16	12,542	3,027(1)	2.42	18-Jul-26
	06-Feb-17	9,167	5,833(1)	1.52	06-Feb-27
	18-May-17	8,000	—	1.80	18-May-27
	21-Jun-17	10,000	10,000(1)	1.35	21-Jun-27
	28-Feb-18	—	25,000(1)	0.57	28-Feb-28

(1)
One-third of these options vest on the one-year anniversary of the grant date, with the remainder vesting in equal monthly installments over the remaining two years.

All option awards were granted under our 2005 Equity Incentive Plan, or the 2005 Plan, and our 2014 Employee Stock Purchase Plan, or the 2014 Plan.
Limitations of Liability and Indemnification Matters
Our restated certificate of incorporation and our amended and restated bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law, which prohibits our restated certificate of incorporation from limiting the liability of our directors for the following:
•
any breach of the director’s duty of loyalty to us or our stockholders;

•
acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•
unlawful payment of dividends or unlawful stock repurchases or redemptions; or

•
any transaction from which the director derived an improper personal benefit.

Our restated certificate of incorporation and our amended and restated bylaws also provide that if Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended. This limitation of liability does not apply to liabilities arising under the federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.
Our restated certificate of incorporation and our amended and restated bylaws also provide that we shall have the power to indemnify our employees and agents to the fullest extent permitted by law. Our amended and restated bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in this capacity, regardless of whether our amended and restated bylaws would permit indemnification. We have obtained directors’ and officers’ liability insurance.
We entered into separate indemnification agreements with our directors and executive officers, in addition to indemnification provided for in our restated certificate of incorporation and amended and restated bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for certain expenses, judgments, fines and settlement amounts, among others, incurred by such person in any action or proceeding arising out of such person’s services as a director or executive officer in any capacity with respect to any employee benefit plan or as a director, partner, trustee or agent of another entity at our request. We believe that these provisions in our restated certificate of incorporation and amended and restated bylaws and indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers.
The above description of the indemnification provisions of our restated certificate of incorporation, our amended and restated bylaws and our indemnification agreements is not complete and is qualified in its entirety by reference to these documents.
The limitation of liability and indemnification provisions in our restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.
REPORT OF THE COMPENSATION COMMITTEE
Under rules of the Securities and Exchange Commission, as a Smaller Reporting Company, we are not required to provide a report of the Compensation Committee.
DIRECTOR COMPENSATION
We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our board of directors. In setting director compensation, the board of directors and the compensation committee consider the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the board of directors. Stephen From, our President and CEO, receives no compensation for his service as a director.
Each member of our board of directors who is not our employee is entitled to receive the following cash compensation for board services, as applicable:
•
$35,000 per year for service as a board of directors member;

•
$62,500 per year for service as chairman of the board of directors;

•
$15,000 per year for service as chairman of the audit committee;

•
$10,000 per year for service as chairman of the compensation committee;

•
$7,000 per year for service as chairman of the nominating and corporate governance committee;

•
$7,500 per year for service as non-chairman member of the audit committee;

•
$5,000 per year for service as non-chairman member of the compensation committee; and

•
$3,500 per year for service as non-chairman member of the nominating and corporate governance committee.

The amounts listed above will be reduced proportionally to the extent that a directors attends, either telephonically or in person, fewer than 75% of the meetings of the board or committees on which such director serves, as applicable.
Each new non-employee member of our board of directors that is elected to our board of directors will receive a grant of non-statutory stock options under the 2014 Equity Incentive Plan. Such option will be granted following his or her initial election to the board of directors and will be a non-statutory stock option to purchase shares of Common Stock with an exercise price equal to the fair market value of our Common Stock on the grant date. These initial option grants will vest with respect to one-third (1/3) of the underlying shares on the first anniversary of the applicable grant date and ratably in monthly installments over the following 24 months. For purposes of our director grant program, a non-employee director is a director who is not employed by us and who does not receive compensation from us (excluding the non-employee director compensation described above) or have a business relationship with us that would require disclosure under certain SEC rules.
In addition, on an annual basis, each non-employee director is eligible to receive a non-statutory stock option to purchase 50,000 shares of our Common Stock with an exercise price equal to the fair market value of our Common Stock on the grant date. A non-employee director who receives an initial award will not receive the additional annual award in the same calendar year. Automatic annual grants vest in full on the one-year anniversary of the grant date.
All options granted to the non-employee directors as described above will have a maximum term of ten years.

We also reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in attending board of directors and committee meetings.
Director Compensation Table
The following table presents the compensation provided by us to the non-employee directors who served during the fiscal year ended December 31, 2018.
Name(1)	Fees earned or paid in cash ($)	Stock awards ($)(2)(3)	Option awards ($)(2)(4)	Total ($)
Paul Chaney	70,000	28,500	—	98,500
Steven J. Boyd	—	—	—	—
Morton Goldberg	38,500	28,500	—	67,000
Peter Greenleaf	17,500	—	23,500	41,000
Thomas E. Hancock	55,000	—	23,500	78,500
Bernard Malfroy-Camine	47,000	28,500	—	75,500
Praveen Tyle	56,000	28,500	—	84,500

(1)
Stephen From, our President and Chief Executive Officer is not included in this table as he is our employee and thus receives no compensation for his service as a director. The compensation received by Mr. From as an employee of the Company is shown in the Summary Compensation Table earlier in this proxy statement.

(2)
Based on the aggregate grant date fair value computed awards in accordance with the provisions of FASB ASC 718, “Compensation — Stock Compensation” excluding the impact of estimated forfeitures. Assumptions used in the calculation of this amount are included under “Summary of Significant Accounting Policies — Stock-Based Compensation” in Note 10 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

(3)
The aggregate number of stock awards outstanding at our 2018 fiscal year end and held by the non-employee directors were as follows: 50,000 for Mr. Chaney, zero for Mr. Boyd, 50,000 for Dr. Goldberg, zero for Mr. Greenleaf, zero for Mr. Hancock, 50,000 for Dr. Malfroy-Camine and 50,000 for Dr. Tyle.

(4)
The aggregate number of option awards outstanding at our 2018 fiscal year end and held by the non-employee directors were as follows: 103,725 for Mr. Chaney, zero for Mr. Boyd, 54,240 for Dr. Goldberg, 50,000 for Mr. Greenleaf, 85,486 for Mr. Hancock, 52,673 for Dr. Malfroy-Camine and 74,840 for Dr. Tyle.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our Common Stock as of April 19, 2019, by:
•
each of our named executive officers;

•
each of our directors and director nominees;

•
all of our directors and current executive officers as a group; and

•
each person or group of affiliated persons known by us to beneficially own more than 5% of our Common Stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In general, a person is deemed to be the beneficial owner of  (i) any shares of our Common Stock over which such person has sole or shared voting power or investment power, plus (ii) any shares which such person has the right to acquire beneficial ownership of within 60 days of April 19, 2019, whether through the exercise of options, warrants or otherwise.
	Common Stock Beneficially Owned
Name of Beneficial Owner(1)	Shares	Percent(2)
5% or Greater Stockholders
Armistice Capital Master Fund, Ltd.(3) 510 Madison Avenue, 22nd Floor New York, NY 10022	17,812,500	40.7%
Executive Officers, Directors and Nominees
Stephen From(4)	2,036,656	4.6%
Barbara Wirostko(5)	565,512	1.3%
Michael Manzo(6)	364,137	*
Paul Chaney(7)	194,954	*
Morton Goldberg(8)	113,681	*
Praveen Tyle(9)	136,733	*
Peter Greenleaf	—	*
Thomas E. Hancock(10)	48,973	*
Bernard Malfroy-Camine(11)	114,198	*
Steven J. Boyd(3)	17,812,500	40.7%
All current executive officers, directors and nominees as a group (total 10 persons)(12)	21,387,344	47.5%

*
Represents beneficial ownership of less than one percent (1%) of our outstanding Common Stock.

(1)
Unless otherwise indicated, the address of each beneficial owner listed below is c/o EyeGate Pharmaceuticals, Inc., 271 Waverley Oaks Road, Suite 108, Waltham, MA 02452.

(2)
Based on 43,790,737 shares of Common Stock outstanding on April 19, 2019, together with the applicable options for each stockholder that become exercisable within 60 days.

(3)
This information is based solely upon (i) an amended Schedule 13D filed jointly by Armistice Capital, LLC, Armistice Capital Master Fund, Ltd. (the “Master Fund”) and Steven Boyd with Securities and Exchange Commission on April 4, 2019 and (ii) a Form 4 filed jointly by Armistice Capital, LLC, the Master Fund and Steven Boyd with the Securities and Exchange Commission on November 16, 2018.

Consists of 17,812,500 shares owned by the Master Fund. Armistice Capital, LLC and Steven Boyd have voting and investment power with respect to such shares. In addition, the Master Fund holds: (i) 24,031,250 currently exercisable warrants, subject to blocker provisions that prevents the Master Fund from exercising the warrants if it would be more than a 4.99% or 9.99% (as applicable) beneficial owner of the Shares following any such exercise; and (ii) 4,092 shares of Series C Convertible Preferred Stock that are currently convertible into 12,787,500 shares of Common Stock, subject to a blocker provision that prevents the Master Fund from converting the shares of Series C Convertible Preferred Stock into shares of Common Stock if it would be more than a 4.99% beneficial owner of the shares of Common Stock following any such conversion.
(4)
Consists of 1,159,820 shares held, 691,836 shares issuable pursuant to stock options exercisable within 60 days of April 19, 2019 and 185,000 shares issuable pursuant to warrants exercisable within 60 days of April 19, 2019.

(5)
Consists of 484,912 shares held (including 59,915 shares held by Dr. Wirostko’s husband) and 80,600 shares issuable pursuant to stock options exercisable within 60 days of April 19, 2019.

(6)
Consists of 194,546 shares held and 169,591 shares issuable pursuant to stock options exercisable within 60 days of April 19, 2019.

(7)
Consists of 91,229 shares held and 103,725 shares issuable pursuant to stock options exercisable within 60 days of April 19, 2019.

(8)
Consists of 59,441 shares held and 54,240 shares issuable pursuant to stock options exercisable within 60 days of April 19, 2019.

(9)
Consists of 61,893 shares held and 74,840 shares issuable pursuant to stock options exercisable within 60 days of April 19, 2019.

(10)
Consists of 13,487 shares held and 35,486 shares issuable pursuant to stock options exercisable within 60 days of April 19, 2019.

(11)
Consists of 61,525 shares held and 52,673 shares issuable pursuant to stock options exercisable within 60 days of April 19, 2019.

(12)
Consists of 19,939,353 shares held, 185,000 shares issuable upon exercise of warrants exercisable within 60 days of April 19, 2019 and 1,262,991 shares issuable pursuant to stock options exercisable within 60 days of April 19, 2019.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2018 concerning the number of shares of Common Stock issuable under our existing equity compensation plans.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Restricted Stock Units, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	8,738,949	$2.28	4,401,889
Equity compensation plans not approved by security holders	—	—	—
Total	8,738,949	$2.28	4,401,889

(1)
Consists of our 2014 Plan and our 2005 Plan.

TRANSACTIONS WITH RELATED PERSONS
Transactions with Related Persons
The following is a description of transactions since January 1, 2018 to which we have been a party, in which the amount involved exceeded or will exceed the average of 1% of our total assets as of December 31, 2017 and December 31, 2018, and in which any of our directors, executive officers or beneficial owners of more than 5% of our Common Stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than compensation, termination and change-in-control arrangements, which are described under “Executive Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.
All of the transactions set forth below were approved by a majority of our board of directors, including a majority of the independent and disinterested members of our board of directors. We believe that we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates are approved by the audit committee and a majority of the members of our board of directors, including a majority of the independent and disinterested members of our board of directors, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.
Some of our directors have previously been or are currently associated with our principal stockholders as indicated in the following table:
Director	Principal Stockholder
Steven J. Boyd	Armistice Capital Master Fund, Ltd.
Peter Greenleaf	Armistice Capital Master Fund, Ltd.
Bernard Malfroy-Camine	Entities affiliated with Ventech SA
Indemnification Agreements
We have entered into separate indemnification agreements with our directors and executive officers, in addition to indemnification provided for in our restated certificate of incorporation and amended and restated bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for certain expenses, judgments, fines and settlement amounts, among others, incurred by such person in any action or proceeding arising out of such person’s services as a director or executive officer in any capacity with respect to any employee benefit plan or as a director, partner, trustee or agent of another entity at our request. We believe that these provisions in our restated certificate of incorporation and amended and restated bylaws and indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Our executive officers, directors and beneficial owners of more than 10% of our Common Stock are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to us.
Based solely on a review of the copies of the reports furnished to us, and written representations from certain reporting persons that no other reports were required, we believe that during the year ended December 31, 2018, the reporting persons complied on a timely basis with all Section 16(a) filing requirements applicable to them, except that due to administrative error, Peter Greenleaf filed a late Form 4 on August 8, 2018 relating to a grant of stock options on July 27, 2018.

EXPENSES OF SOLICITATION
We will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain of our directors, officers and employees (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram, personal interview, facsimile, e-mail or other means of electronic communication. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them as of the Record Date, and such custodians will be reimbursed for their expenses.
SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING
Stockholder proposals intended to be presented at our 2020 annual meeting of stockholders must be received by us on or before January 1, 2020 in order to be considered for inclusion in our proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in our proxy statement and form of proxy and should be mailed to: Secretary, EyeGate Pharmaceuticals, Inc., 271 Waverley Oaks Road, Suite 108, Waltham, MA 02452.
Our By-laws provide that any stockholder of record wishing to have a stockholder proposal that is not included in our proxy statement considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to our Secretary at our principal executive office not less than 45 days or not more than 75 days prior to the first anniversary of the date when we first mailed proxy materials for the preceding year’s annual meeting to stockholders. In the event, however, that the annual meeting is scheduled to be held more than 30 days before the first anniversary of the preceding year’s annual meeting or more than 30 days after such anniversary date, notice must be delivered not later than the later of  (i) 10 days following the date of public announcement of the date of such meeting or (ii) 90 days prior to the date of such meeting. Proxies solicited by the board of directors will confer discretionary voting authority on the proxy holders with respect to these proposals, subject to rules of the SEC governing the exercise of this authority.
SUBMISSION OF SECURITYHOLDER RECOMMENDATIONS FOR DIRECTOR CANDIDATES
Our nominating and corporate governance committee identifies, evaluates and recommends director candidates to our board of directors for nomination. The process followed by the nominating and corporate governance committee to identify and evaluate director candidates includes requests to current directors and others for recommendations, meetings to evaluate potential candidates and interviews of selected candidates. The Company does not pay any fees to third parties to identify or evaluate potential nominees.
Our nominating and corporate governance committee will evaluate all such proposed director candidates, including those recommended by securityholders in compliance with the procedures established by our nominating and corporate governance committee, in the same manner, with no regard to the source of the initial recommendation of such proposed director candidate. When considering a potential candidate for membership on the board of directors, our nominating and corporate governance committee may consider, in addition to the minimum qualifications and other criteria for board membership approved by the board of directors, all facts and circumstances that the nominating and corporate governance committee deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her availability, depth and breadth of business experience or other background characteristics, his or her independence and the needs of the board of directors. At a minimum, each nominee must have high personal and professional integrity, have demonstrated ability and judgment, and be effective, in conjunction with the other directors and nominees, in collectively serving the long-term interests of the stockholders. In addition, the nominating and corporate governance committee will recommend that the board select persons for nomination to help ensure that a majority of the board shall be “independent” in accordance with NASDAQ rules and each of its audit, compensation and nominating and corporate governance committees shall be comprised entirely of independent directors; provided, however, in accordance with NASDAQ rules, under exceptional and limited circumstances, if a committee has at least three members, the board may appoint one individual to such committee who does not satisfy the independence standards. Although there is no specific policy regarding the consideration of diversity in identifying director nominees, the nominating and corporate governance committee may consider whether the nominee, if elected, assists in achieving a mix of board members that represents a diversity of background and experience. The nominating and corporate governance committee also may consider whether the nominee has direct experience in the biotechnology, pharmaceutical and/or life sciences industries or in the markets in which the Company operates.
All securityholder recommendations for director candidates must be submitted in writing to our Secretary at EyeGate Pharmaceuticals, Inc., 271 Waverley Oaks Road, Suite 108, Waltham, MA 02452, who will forward all recommendations to the nominating and corporate governance committee. All securityholder recommendations for director candidates must be submitted to us not less than 120 calendar days prior to the anniversary of the date on which our proxy statement was released to securityholders in connection with the previous year’s annual meeting. All securityholder recommendations for director candidates must include:
•
the name and address of record of the securityholder,

•
a representation that the securityholder is a record holder of our securities, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934,

•
the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed director candidate,

•
a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for board membership approved by the board of directors and set forth in the nominating and corporate governance committee charter,

•
a description of all arrangements or understandings between the securityholder and the proposed director candidate,

•
the consent of the proposed director candidate to be named in the proxy statement, to have all required information regarding such director candidate included in the proxy statement, and to serve as a director if elected, and

•
any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Stockholders wishing to communicate with the board of directors may do so by sending a written communication to any director at the following address: EyeGate Pharmaceuticals, Inc., 271 Waverley Oaks Road, Suite 108, Waltham, MA 02452. The mailing envelope should contain a notation indicating that the enclosed letter is a “Stockholder-Board Communication”. All such letters should clearly state whether the intended recipients are all members of the board of directors or certain specified individual directors. Our Secretary or his designee will make a copy of any stockholder communication so received and promptly forward it to the director or directors to whom it is addressed.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Fees for professional services provided by EisnerAmper LLP, our independent registered public accounting firm, during the fiscal years ended December 31, 2017 and December 31, 2018, in each of the following categories is as set forth in the table below.
	2017	2018
Audit Fees(1)	$272,200	$203,840
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$—	$—
All Other Fees(4)	$—	$—
Total Fees	$272,200	$203,840

(1)
Audit Fees include fees for services rendered for the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly reports on Form 10-Q, assistance with and review of documents filed with the SEC and consents and other services normally provided in connection with statutory and regulatory filings or engagements.

(2)
Audit-Related Fees would principally include fees incurred for due diligence in connection with potential transactions and accounting consultations. There were audited-related fees incurred with EisnerAmper LLP in 2018 and 2017.

(3)
Tax Fees would include fees for services rendered for tax compliance, tax advice, and tax planning. There were no tax fees incurred with EisnerAmper LLP in 2018 and 2017.

(4)
All Other Fees would include fees for all other services rendered to us that do not constitute Audit Fees, Audit-Related Fees, or Tax Fees. There were no other fees incurred with EisnerAmper LLP in 2018 and 2017.

All of the services performed in the years ended December 31, 2017 and December 31, 2018 were pre-approved by the audit committee. It is the audit committee’s policy to pre-approve all audit and permitted non-audit services to be provided to us by the independent registered public accounting firm. The audit committee’s authority to pre-approve non-audit services may be delegated to one or more members of the audit committee, who shall present all decisions to pre-approve an activity to the full audit committee at its first meeting following such decision. In addition, the audit committee has considered whether the provision of the non-audit services above is compatible with maintaining the independent registered public accounting firm’s independence.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
The audit committee of the board of directors has appointed EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. EisnerAmper LLP has served as our independent registered public accounting firm since 2014. The audit committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. Although ratification of the appointment of our independent registered public accounting firm is not required by our By-laws or otherwise, the board is submitting the appointment of EisnerAmper LLP to our stockholders for ratification because we value the views of our stockholders. In the event that our stockholders fail to ratify the appointment of EisnerAmper LLP, the audit committee will reconsider the appointment of EisnerAmper LLP. Even if the appointment is ratified, the ratification is not binding and the audit committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
A representative of EisnerAmper LLP is expected to be present at the Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.
Vote Required
The affirmative vote of a majority of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 3

APPROVAL OF AN AMENDMENT OF OUR
RESTATED CERTIFICATE OF INCORPORATION
TO EFFECT THE REVERSE STOCK SPLIT
General
Our Board of Directors has unanimously approved, and recommended that our stockholders approve, an amendment (the “Certificate of Amendment”) to our Restated Certificate of Incorporation, to effect a reverse stock split at a ratio of not less than 1-for-2 and not greater than 1-for-15 (the “Reverse Stock Split”), with the final decision of whether to proceed with the Reverse Stock Split, the effective time of the Reverse Stock Split, and the exact ratio of the Reverse Stock Split to be determined by the Board of Directors, in its discretion. If the stockholders approve the Reverse Stock Split, and the Board of Directors decides to implement it, the Reverse Stock Split will become effective as of 12:01 a.m., Eastern Time on a date to be determined by the Board of Directors that will be specified in the Certificate of Amendment. If the Board of Directors does not decide to implement the Reverse Stock Split within twelve months from the date of the Annual Meeting, the authority granted in this proposal to implement the reverse stock split will terminate.
The Reverse Stock Split will be realized simultaneously for all outstanding Common Stock. The Reverse Stock Split will affect all holders of Common Stock uniformly and each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split will not change the par value of our Common Stock and will not reduce the number of authorized shares of Common Stock.
Reasons for the Reverse Stock Split
The principal reason for the reverse stock split is to increase the per share trading price of our Common Stock in order to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement for continued listing on The Nasdaq Capital Market, although there can be no assurance that the trading price of our Common Stock would be maintained at such level or that we will be able to maintain the listing of our Common Stock on The Nasdaq Capital Market.
As previously reported, on March 20, 2018, the Company received written notice (the “Notification Letter”) from the Nasdaq Capital Market (“Nasdaq”) notifying us that we were not in compliance with the minimum bid price requirements set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market (the “Bid Price Rule”), because the bid price of our Common Stock had closed below the minimum $1.00 per share for the 30 consecutive business days prior to the date of the Notification Letter. The Notification Letter indicated that we had been provided an initial period of 180 calendar days, or until September 17, 2018, in which to regain compliance.
On September 25, 2018, Nasdaq notified us in writing that although we had not regained compliance with the Bid Price Rule, we were eligible for an additional 180-day compliance period, through March 18, 2019, to evidence compliance with the Bid Price Rule. Nasdaq’s determination was based on our having met the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on The Nasdaq Capital Market, with the exception of the Bid Price Rule, and our written notice to Nasdaq of our intention to cure the deficiency by effecting a reverse stock split, if necessary.
On March 19, 2019, Nasdaq notified us by letter that, based upon our continued non-compliance with the Bid Price Rule as of March 18, 2019, our common stock would be subject to delisting from Nasdaq on March 28, 2019, unless we timely requested a hearing before the Nasdaq Hearings Panel (the “Panel”).
We have timely requested a hearing before the Panel, which request stays any delisting action by Nasdaq pending the issuance of the Panel’s decision following the hearing and the expiration of any extension period that may be granted by the Panel. At the hearing, we will present our plan to evidence compliance with the Bid Price Rule and request an extension of time within which to do so. Our common stock will continue to trade on The Nasdaq Capital Market under the symbol “EYEG” pending the ultimate conclusion of the hearing process.
There can be no assurances that the Panel will grant our request for continued listing or that we will be able to evidence compliance with all applicable requirements for continued listing on The Nasdaq Capital Market within any extension of time that may be granted by the Panel.
The Board of Directors has considered the potential harm to the Company and our stockholders should Nasdaq delist our Common Stock. Delisting from Nasdaq would likely adversely affect our ability to raise additional financing through the public or private sale of equity securities and would significantly affect the ability of investors to trade our securities. Delisting would also likely negatively affect the value and liquidity of our Common Stock because alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets.
We believe that our best option to meet Nasdaq’s $1.00 minimum bid price requirement before the end of the any extension period we may be granted by the Panel is to effect the Reverse Stock Split to increase the per-share trading price of our Common Stock. Given the volatility and fluctuations in the capital markets, the likelihood of our stock price increasing to meet the Nasdaq listing requirements within any additional extension period without the Reverse Stock Split cannot be determined and we may have to take additional actions to comply with Nasdaq requirements.
In addition, we believe that the low per share market price of our Common Stock impairs its marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of our Common Stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of stock.
Further, we believe that a higher stock price could help us establish business development relationships with other companies. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect our reputation in our business community. In practice, however, we believe that potential business development partners may be less confident in the prospects of a company with a low stock price, and are less likely to enter into business relationships with a company with a low stock price. If the Reverse Stock Split successfully increases the per share price of our Common Stock, we believe this may increase our ability to attract business development partners.
We further believe that a higher stock price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the company’s market capitalization. If the Reverse Stock Split successfully increases the per share price of our Common Stock, we believe this increase will enhance our ability to attract and retain employees and service providers.
We hope that the decrease in the number of shares of our outstanding Common Stock as a consequence of the reverse stock split, and the anticipated increase in the price per share, will encourage greater interest in our Common Stock by the financial community and the investing public, help us attract and retain employees and other service providers, help us raise additional capital through the sale of stock in the future if needed, and possibly promote greater liquidity for our stockholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares which would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of our Common Stock begins a declining trend after the Reverse Stock Split is effected.
The Board of Directors believes that stockholder adoption of a range of Reverse Stock Split ratios (as opposed to adoption of a single reverse stock split ratio or a set of fixed ratios) provides maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of the

Company. In determining a ratio following the receipt of stockholder adoption, the Board of Directors (or any authorized committee of the Board of Directors) may consider, among other things, factors such as:
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the historical trading price and trading volume of our Common Stock;

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the number of shares of our Common Stock outstanding;

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the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

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the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

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the continued listing requirements of Nasdaq; and

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prevailing general market and economic conditions.

The Board of Directors (or any authorized committee of the Board of Directors) reserves the right to elect to abandon the Reverse Stock Split, notwithstanding stockholder adoption thereof, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company.
Reverse Stock Split Amendment to the Charter
If the Reverse Stock Split is approved by the stockholders and the Board of Directors elects to implement it, the following paragraph shall be added after subsection (A) of ARTICLE IV of the Charter:
“Upon the effectiveness of this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation, each      shares of Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.01 per share. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock, as determined by the Board of Directors. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”
The Certificate of Amendment attached hereto as Appendix A reflects the changes that will be implemented to our Restated Certificate of Incorporation if the Reverse Stock Split is approved by the stockholders and the Board of Directors elects to implement it.
Principal Effects of the Reverse Stock Split
If the stockholders approve the proposal to authorize the Board of Directors to implement the Reverse Stock Split and the Board of Directors implements the Reverse Stock Split, we will amend the existing provision of Article IV of our Charter in the manner set forth above.
By approving this amendment, stockholders will approve the combination of any whole number of shares of Common Stock between and including two (2) and fifteen (15), with the exact number to be determined by the Board of Directors, into one (1) share. The Certificate of Amendment to be filed with the Secretary of State of the State of Delaware will include only that number determined by the Board of Directors to be in the best interests of the Company and its stockholders. In accordance with these resolutions, the Board of Directors will not implement any amendment providing for a different split ratio.
As explained above, the Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the exchange ratio will be the same for all issued and outstanding shares of Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders receiving a cash payment in lieu of owning a fractional share, as described in the section titled “Fractional Shares,” below. Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company’s continuing obligations under the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the Reverse Stock Split, our Common Stock will continue to be listed on The Nasdaq Capital Market, under the symbol “EYEG,” although it would receive a new CUSIP number.
Upon effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock that are not issued or outstanding will increase substantially, because the proposed amendment will not reduce the number of authorized shares, while it will reduce the number of outstanding shares by a factor of between and including two and fifteen, depending on the exchange ratio selected by the Board of Directors.
The shares that are authorized but unissued after the Reverse Stock Split will be available for issuance, and, if we issue these shares, the ownership interest of holders of our Common Stock may be diluted. We may issue such shares to raise capital and/or as consideration in acquiring other businesses or establishing strategic relationships with other companies. Such acquisitions or strategic relationships may be effected using shares of Common Stock or other securities convertible into Common Stock and/or by using capital that may need to be raised by selling such securities. We do not have any agreement, arrangement or understanding at this time with respect to any specific transaction or acquisition for which the newly unissued authorized shares would be issued.
Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates
If the Reverse Stock Split is approved by the Company’s stockholders, and if at such time the Board of Directors still believes that a Reverse Stock Split is in the best interests of the Company and its stockholders, the Board of Directors will determine the ratio of the Reverse Stock Split to be implemented. The Reverse Stock Split will become effective as of 12:01 a.m., Eastern Time on the date specified in the Certificate of Amendment as filed with the office of the Secretary of State of the State of Delaware (the “effective time”). The Board of Directors will determine the exact timing of the filing of the Certificate of Amendment based on its evaluation as to when the filing would be the most advantageous to the Company and its stockholders. If the Board of Directors does not decide to implement the Reverse Stock Split within twelve months from the date of the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.
Except as described below under the section titled “Fractional Shares,” at the effective time, each whole number of issued and outstanding pre-reverse split shares that the Board of Directors has determined will be combined into one post-reverse split share, will, automatically and without any further action on the part of our stockholders, be combined into and become one share of Common Stock, and each certificate which, immediately prior to the effective time represented pre-reverse stock split shares, will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.
Fractional Shares
No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record at the effective time of the Reverse Stock Split who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will, in lieu of a fractional share, be entitled, upon surrender to the exchange agent of certificate(s) representing such pre-split shares, to a cash payment in lieu thereof. The cash payment will equal the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock, as reported by Nasdaq, on the last trading day prior to the effective date of the Reverse Stock Split.
Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.
Risks Associated with the Reverse Stock Split
We cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock. The history of similar stock split combinations for companies in like circumstances is varied, and the market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. Further, there are a number of risks associated with the Reverse Stock Split, including:
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The market price per share of our shares of Common Stock post-Reverse Stock Split may not remain in excess of the $1.00 minimum bid price per share as required by Nasdaq, or the Company may fail to meet the other requirements for continued listing on Nasdaq, resulting in the delisting of our Common Stock.

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Although the Board of Directors believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will successfully attract certain types of investors and such resulting share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the interest of new investors in the shares of our Common Stock. As a result, the trading liquidity of the shares of our Common Stock may not improve as a result of the Reverse Stock Split and there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.

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The Reverse Stock Split could be viewed negatively by the market and other factors, such as those described above, may adversely affect the market price of the shares of our Common Stock. Consequently, the market price per post-Reverse Stock Split shares may not increase in proportion to the reduction of the number of shares of our Common Stock outstanding before the implementation of the Reverse Stock Split. Accordingly, the total market capitalization of our shares of Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Any reduction in total market capitalization as the result of the Reverse Stock Split may make it more difficult for us to meet the Nasdaq Listing Rule regarding minimum value of listed securities, which could result in our shares of Common Stock being delisted from The Nasdaq Capital Market.

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The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Book-Entry Shares
If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-reverse stock split shares of our Common Stock owned in book-entry form.
Certificated Shares
As soon as practicable after the effective time of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Principal Effects of Reverse Stock Split on Outstanding Options, Warrants, and Option Plan
As of the Record Date, there were outstanding stock options to purchase an aggregate of 2,777,416 shares of our Common Stock with a weighted average exercise price of  $1.81 per share, and warrants to purchase an aggregate of 40,844,086 shares of common stock with a weighted average exercise price of  $1.00 per share. When the Reverse Stock Split becomes effective, the number of shares of Common Stock covered by such rights will be reduced to between and including one-half and one-fifteenth the number currently covered, and the exercise or conversion price per share will be increased by between and including two and fifteen times the current exercise or conversion price, resulting in the same aggregate price being required to be paid therefor upon exercise or conversion thereof as was required immediately preceding the Reverse Stock Split.
In addition, the number of shares of Common Stock and number of shares of Common Stock subject to stock options or similar rights authorized under the Company’s equity incentive plan and employee stock purchase plan will be proportionately adjusted by the Compensation Committee for the reverse stock split ratio, such that fewer shares will be subject to such plans. Further, the Compensation Committee will proportionately adjust the per share exercise price under such plans to reflect the Reverse Stock Split.
Accounting Matters
The Reverse Stock Split will not affect the Common Stock capital account on our balance sheet. However, because the par value of our Common Stock will remain unchanged at the effective time of the split, the components that make up the Common Stock capital account will change by offsetting amounts. Depending on the size of the Reverse Stock Split the Board of Directors decides to implement, the stated capital component will be reduced proportionately based upon the Reverse Stock Split and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. Immediately after the Reverse Stock Split, the per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of Common Stock outstanding. All historic share and per share amounts in our financial statements and related footnotes will be adjusted accordingly for the Reverse Stock Split.
Effect on Par Value
The proposed amendment to our Restated Certificate of Incorporation will not affect the par value of our common stock, which will remain at $0.01 per share.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
No Dissenters’ Appraisal Rights
Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenters’ appraisal rights with respect to the Reverse Stock Split, and the Company will not independently provide stockholders with any such right.
Material United States Federal Income Tax Consequences of the Reverse Stock Split
The following is not intended as tax or legal advice. Each holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.
The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split generally applicable to beneficial holders of shares of our Common Stock but does not purport to be a complete analysis of all potential tax effects. This summary addresses only such stockholders who hold their pre-reverse stock split shares as capital assets and will hold the post-reverse stock split shares as capital assets. This discussion does not address all United States federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Code, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult its tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Reverse Stock Split.
This discussion is limited to holders of our Common Stock that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:
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an individual who is a citizen or resident of the United States;

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a corporation (or other entity taxable as a corporation for U.S. Federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

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a trust if either a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of such trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.
Exchange Pursuant to Reverse Stock Split
The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. No gain or loss will be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the Reverse Stock Split, except to the extent of cash, if any, received in lieu of fractional shares, further described in “Cash in Lieu of Fractional Shares” below. The aggregate tax basis of the post-reverse stock split shares received in the Reverse Stock Split, including any fractional share deemed to have been received, will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor, and the holding period of the post-reverse stock split shares will include the holding period of the pre-reverse stock split shares. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
Cash in Lieu of Fractional Shares
A holder of pre-reverse stock split shares that receives cash in lieu of a fractional share of post-reverse stock split shares should generally be treated as having received such fractional share pursuant to the Reverse Stock Split and then as having exchanged such fractional share for cash in a redemption by the Company. The amount of any gain or loss should be equal to the difference between the ratable portion of the tax basis of the pre-reverse stock split shares exchanged in the Reverse Stock Split that is allocated to such fractional share and the cash received in lieu thereof. In general, any such gain or loss will constitute a long-term capital gain or loss if the U.S. Holder’s holding period for such pre-reverse stock split shares exceeds one year at the time of the Reverse Stock Split. Deductibility of capital losses by holders is subject to limitations.
Information Reporting and Backup Withholding
A U.S. Holder of our Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. A

U.S. Holder of our Common Stock will be subject to backup withholding if such holder is not otherwise exempt and such holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
Interests of Directors and Executive Officers
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.
Reservation of Right to Abandon Reverse Stock Split
We reserve the right to not file the Certificate of Amendment and to abandon any reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect these amendments is approved by our stockholders at the annual meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the Board of Directors to delay, not proceed with, and abandon, these proposed amendments if it should so decide, in its sole discretion, that such action is in the best interests of our stockholders.
Vote Required
The affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote on such matter is required for the approval of the Certificate of Amendment to our Restated Certificate of Incorporation to effect the Reverse Stock Split of our Common Stock.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CERTIFICATE OF AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT OF OUR COMMON STOCK. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE APPROVAL OF THE CERTIFICATE OF AMENDMENT UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 4

Approval the Issuance of up to 12,787,500 Shares of Common Stock upon the conversion of shares of Series C Convertible Preferred Stock
General
We are asking stockholders to approve the issuance of shares of our Common Stock upon the conversion of shares of preferred stock issued in a securities offering completed in April 2018, in accordance with Nasdaq Listing Rules 5635(b) and (c), as described in more detail below.
On April 13, 2018, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors (the “Investors”) for the issuance and sale of 14,730,000 shares of our common stock (the “Common Stock”), 6,536.4 shares of our Series C Convertible Preferred Stock (the “Series C Preferred Stock”) convertible in to an aggregate of 20,426,250 shares of Common Stock, and warrants exercisable for up to 35,156,250 shares of Common Stock (collectively, the “Offering”).
The net proceeds to us from the Offering were approximately $10.1 million after payment of the estimated offering expenses and placement agent fees. We and the Investors closed the Offering on April 17, 2018 (the “Closing”).
Subsequent to the Closing, certain of the Investors converted an aggregate of 2,444.4 shares of Series C Preferred Stock into shares of Common Stock. As of December 10, 2018, 4,092 shares of Series C Preferred Stock remain outstanding, which are convertible into up an aggregate of 12,787,500 shares of Common Stock. All of the outstanding shares of Series C Preferred Stock are held by Armistice Capital Master Fund, Ltd. (“Armistice”), an entity over which Steven Boyd, a member of our board of directors, has voting and investment control. Armistice is also currently the holder of 17,812,500 shares of Common Stock, representing approximately 40.7% of all outstanding shares of Common Stock, and warrants issued in the Offering to purchase 22,031,250 shares of Common Stock.
Series C Preferred Stock
Each share of the Series C Preferred Stock is convertible into 3,125 shares of Common Stock at any time at the option of the holder, subject to the Beneficial Ownership Limitation as discussed below. The conversion rate of the Series C Preferred Stock is subject to proportionate adjustments for stock splits, reverse stock splits and similar events, but is not subject to adjustment based on price anti-dilution provisions.
We may not effect any conversion of the Series C Preferred Stock, and a holder does not have the right to convert any portion of the Series C Preferred Stock to the extent that, after giving effect to the conversion set forth in a notice of conversion such holder would beneficially own in excess of the Beneficial Ownership Limitation, or such holder, together with such holder’s affiliates, and any persons acting as a group together with such holder or affiliates, would beneficially own in excess of the Beneficial Ownership Limitation. The “Beneficial Ownership Limitation” is 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series C Preferred Stock held by the applicable holder. A holder may, with 61 days prior notice to us, elect to increase or decrease the Beneficial Ownership Limitation; provided, however, that in no event may either the holder Beneficial Ownership Limitation or the affiliate Beneficial Ownership Limitation be 9.99% or greater.
Except as provided in the Certificate of Designation relating to the Series C Preferred Stock (the “Certificate of Designation”) or as otherwise required by law, the holders of Series C Preferred Stock have no voting rights. However, we may not, without the consent of holders of a majority of the outstanding shares of Series C Preferred Stock, alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock, increase the number of authorized shares of Series C Preferred Stock, or enter into any agreement with respect to the foregoing.
The Series C Preferred Stock ranks (1) on parity with our Common Stock on an “as converted” basis, (2) on parity with our Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, none of which are currently outstanding, (3) senior to any series of our capital stock thereafter created specifically ranking by its terms junior to the Series C Preferred Stock, (4) on parity with any series of our capital stock thereafter created specifically ranking by its terms on parity with the Series C Preferred Stock, and (5) junior to any series of our capital stock thereafter created specifically ranking by its terms senior to the Series C Preferred Stock in each case, as to dividends or distributions of assets upon our liquidation, dissolution or winding up whether voluntary or involuntary.
We filed the Certificate of Designation with the Secretary of State of Delaware on April 16, 2018. The Series C Preferred Stock was offered and sold pursuant to our effective registration statement on Form S-1 (File No. 333-223887) declared effective by the SEC on April 12, 2018 (the “Registration Statement”). The information set forth in this Proposal No. 4 is qualified in its entirety to the actual terms of the Certificate of Designation filed as an exhibit to our Current Report on Form 8-K filed with the SEC on April 17, 2018 (the “Prior 8-K”), which is incorporated by reference herein. Stockholders are urged to carefully read the Certificate of Designation.
Stockholder Approval
Pursuant to a request by Armistice, the Company has agreed to solicit from the Company’s stockholders (i) an approval as required by the rules and regulations of the Nasdaq Stock Market for the issuance of shares of Common Stock upon conversion of the Series C Preferred Stock, if any, in excess of the Beneficial Ownership Limitation (the “Nasdaq Approval”) at the next annual meeting of stockholders. We are seeking the Nasdaq Approval at this Annual Meeting.
Purpose of Proposal No. 4 — NASDAQ Stockholder Approval Requirement
Our Common Stock is listed on The Nasdaq Capital Stock Market and trades under the ticker symbol “EYEG”. Nasdaq Listing Rule 5635(b) requires stockholder approval of security issuances when the issuance or potential issuance will result in a change of control of the company. Nasdaq has generally taken the position that any issuance that results in an investor or group of investors obtaining a 20% or greater interest or a right to acquire that interest on a post-transaction basis, and that ownership position would be the largest position in the company, would be presumed to be a change of control. Assuming the full conversion of the Series C Preferred Stock, and as a result of open market purchases of our Common Stock made by Armistice subsequent to the Offering, Armistice will own greater than 50% of the voting power of the Company on a post-transaction basis and have sufficient voting power to control future proposals submitted to a vote of our stockholders. By approving Proposal No. 4, you are approving the proposal for purposes of the requirements under Nasdaq Listing Rule 5635(b), which will result in Armistice obtaining a greater than 50% interest in the Company’s common stock.
Nasdaq Listing Rule 5635(c) requires stockholder approval of security issuances at below fair market value made to officers, directors, employees or consultants, or affiliated entities of any such persons. Proposal 4 will result in shares of Series C Preferred Stock sold to Armistice, which is affiliated with Mr. Boyd, becoming convertible into shares of Common Stock at a price which may be deemed to be below the fair market value of our Common Stock at the time we entered into the Purchase Agreement. By approving Proposal No. 4, you are approving the proposal for purposes of the requirements under Nasdaq Listing Rule 5635(c).
Potential Consequences if Proposal No. 4 is Not Approved
The board of directors is not seeking the approval of our stockholders to authorize our entry into the Purchase Agreement, as the issuance and sale of the shares of Series C Preferred Stock has already occurred. The Series C Preferred Stock will continue to be an authorized class of our capital stock and the terms of the Series C Preferred Stock. The failure of our stockholders to approve this Proposal No. 4 will mean that we cannot issue all the shares of Common Stock issuable upon the full conversion of the Series C Preferred Stock, and Armistice will continue to be subject to the Beneficial Ownership Limitation as it applies to its conversion and as-converted voting rights.

Potential Adverse Effects of Proposal No. 4
If this Proposal No. 4 is approved, existing stockholders will suffer immediate dilution of their voting rights as Armistice will no longer be subject to the Beneficial Ownership Limitation and dilution in their ownership interests in the future as a result of the potential issuance of shares of our Common Stock upon the full conversion of the shares of Series C Preferred Stock. Upon conversion in full of the shares of Series C Preferred Stock (assuming a conversion ratio of 3,125:1), an aggregate of 12,787,500 additional shares of Common Stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. The number of shares of Common Stock described above does not give effect to (i) the issuance of shares of Common Stock pursuant to other outstanding options and warrants or (ii) any other future issuances of our Common Stock. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.
Interests of Certain Persons
When you consider the Board’s recommendation to vote in favor of Proposal No. 4, you should be aware that certain of our directors and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, our board of directors appointed Steven Boyd as a director following the Offering. The beneficial ownership of Armistice is outlined below in the section titled Security Ownership of Certain Beneficial Owners and Management. Armistice has purchased shares of Series C Preferred Stock that will not become convertible into Common Stock if Proposal No. 4 is not approved. If our stockholders approval this Proposal No. 4, Armistice will, by virtue of the conversion of the Series C Preferred Stock, acquire rights to a majority of the voting power of the Company.
The Offering was approved by a majority of disinterested members of our board of directors.
Vote Required
The affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote on such matter is required for the approval of the issuance of up to 12,787,500 shares of Common Stock upon the conversion of shares of Series C Preferred Stock in accordance with Nasdaq Listing Rules 5635(b) and (c).
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF the issuance of up to 12,787,500 shares of Common Stock upon the conversion of shares of Series C Preferred Stock. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 4 UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.
MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS
Owners of Common Stock in street name may receive a notice from their broker or bank stating that only one notice of internet availability of proxy materials, annual report or proxy statement will be delivered to multiple stockholders sharing an address. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate notice of internet availability of proxy materials, annual report or proxy statement, we will promptly deliver a separate copy to any stockholder upon written or oral request to our investor relations department at EyeGate Pharmaceuticals, Inc., 271 Waverley Oaks Road, Suite 108, Waltham, MA 02452 or by telephone at (781) 788-8869. In addition, any stockholder who receives multiple copies at the same address can request delivery of a single copy by notifying our investor relations department pursuant to the contact information provided above.

OTHER MATTERS
The board of directors does not know of any matters, other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.
THIS PROXY STATEMENT IS ACCOMPANIED BY THE COMPANY’S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2018. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2018 AND ANY EXHIBITS THERETO TO ANY STOCKHOLDER, UPON WRITTEN REQUEST TO Eyegate Pharmaceuticals, Inc., 271 Waverley Oaks Road, Suite 108, Waltham, MA 02452. A LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE AVAILABLE FOR INSPECTION BY STOCKHOLDERS DURING REGULAR BUSINESS HOURS AT OUR OFFICES AND THE OFFICES OF OUR TRANSFER AGENT DURING THE TEN DAYS PRIOR TO THE ANNUAL MEETING AS WELL AS AT THE ANNUAL MEETING.

Appendix A
FORM OF CERTIFICATE OF AMENDMENT
TO THE RESTATED CERTIFICATE OF INCORPORATION

Pursuant to Section 242 of the General Corporation Law of the State of Delaware
EyeGate Pharmaceuticals, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:
FIRST:   The name of the Corporation is EyeGate Pharmaceuticals, Inc.
SECOND:   The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is December 28, 2004, and was amended and restated by the Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on February 18, 2015, as amended by a Certificate of Amendment to the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on July 10, 2018 and effective as of that date (as amended and restated, the “Certificate”).
THIRD:   The Corporation hereby amends the Certificate as follows:
ARTICLE IV, Subsection (A) of the Certificate is hereby amended by adding the following paragraph at the end of such section:
“Upon the effectiveness of this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation, each      shares of Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.01 per share. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock, as determined by the Board of Directors. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”
FOURTH:   This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
FIFTH:   The Certificate of Amendment shall be effective on            , 20   at 12:01 am ET.
IN WITNESS WHEREOF, EyeGate Pharmaceuticals, Inc. has caused this Certificate of Amendment to be signed by its president and chief executive officer this    day of            , 20  .
EYEGATE PHARMACEUTICALS, INC.
By:
Name: Stephen From
Title:   President and Chief Executive Officer
A-1

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 → x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0000420876_1 R1.0.1.18 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Paul Chaney 02 Bernard Malfroy-Camine 03 Steven J. Boyd EYEGATE PHARMACEUTICALS, INC. 271 WAVERLEY OAKS ROAD, SUITE 108 WALTHAM, MA 02452 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/19/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/19/2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2 The ratification of the appointment of EisnerAmper LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019 3 The approval of an amendment to the Company's Restated Certificate of Incorporation to effect a reverse stock split of the shares of the Company's Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-15, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined by the Board of Directors. 4 The approval of the issuance of up to 12,787,500 shares of the Company's Common Stock upon the conversion of shares of Series C Convertible Preferred Stock of the Company issued in a securities offering completed in April 2018 in accordance with Nasdaq Listing Rules 5635 (b) and (c). NOTE: Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000420876_2 R1.0.1.18 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K and Notice & Proxy Statement are available at www.proxyvote.com EYEGATE PHARMACEUTICALS, INC. Annual Meeting of Stockholders June 20, 2019 1:00 PM This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Stephen From and Sarah Romano, or either of them, as proxies, each with the power to appoint (his/ her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of EYEGATE PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 1:00 PM, EDT on June 20, 2019 at the offices of Burns & Levinson LLP, 125 Summer Street, Boston, Massachusetts 02110, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side